The Biondo Focus Fund

Investor Class	BFONX

(a series of Northern Lights Fund Trust)

Supplement dated May 29, 2018
to the Prospectus dated May 1, 2018

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Please be advised, that effective June 1, 2018, the fee table and the expense example for the Fund have been amended and restated as shown below.

Shareholder Fees (fees paid directly from your investment)	Investor Class
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None
Maximum Deferred Sales Charge (Load) (as a % of original purchase price)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None
Redemption Fee (as a % of amount redeemed, if sold before 30 days)	2.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	1.00%
Interest Expenses	0.30%
Remaining Other Expenses	0.70%
Acquired Fund Fees and Expenses (1)	0.01%
Total Annual Fund Operating Expenses	2.26%
Fee Waiver and Reimbursement (2)	(0.45)%
Total Annual Fund Operating Expenses After Fee Waiver and Reimbursement	1.81%
(1)	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in other investment companies.
(2)	The Fund’s adviser has contractually agreed to reduce its fees and to reimburse expenses, at least until April 30, 2020, to ensure that total annual fund operating expenses after fee waiver and/or reimbursement excluding any front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, fees and expenses associated with instruments in other collective investment vehicles or derivative instruments (including for example options and swap fees and expenses), borrowing costs (such as interest and dividend expense on securities sold short), taxes, and extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees and contractual indemnification of Fund service providers (other than the adviser)) will not exceed 1.50% of average daily net assets attributable to the Investor Class. These fee waivers and expense reimbursements are subject to possible recoupment from the Fund in future years on a rolling three year basis (within the three years after the end of the fiscal year during which fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits. This agreement may be terminated only by the Board of Trustees, on 60 days’ written notice to the adviser.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$184	$663	$1,169	$2,560

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Also, the third paragraph of the section entitled “Management” on page 8 of the Prospectus is hereby deleted in its entirety and replaced by the following:

Pursuant to an advisory agreement between the Fund and Biondo Investment Advisors, LLC, the adviser is entitled to receive, on a monthly basis, an annual advisory fee equal to 1.00% of the Fund’s average daily net assets. The adviser has contractually agreed to waive its management fees and/or to make payments to limit Fund expenses, until April 30, 2020 so that the total annual operating expenses (excluding any front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, fees and expenses associated with instruments in other collective investment vehicles or derivative instruments (including for example options and swap fees and expenses), borrowing costs (such as interest and dividend expense on securities sold short), taxes, and extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees and contractual indemnification of Fund service providers (other than the adviser)) of the Fund do not exceed 1.50% of average Fund assets. Waivers and expense reimbursements may be recouped by the adviser from the Fund, to the extent that overall expenses fall below specified limits, within three years of the end of the fiscal year during which amounts were waived or reimbursed. During the fiscal year ended December 31, 2017, the adviser earned management fees equal to 1.30% of the average net assets of the Fund. A discussion regarding the basis for the Board of Trustees’ approval of the advisory agreement is available in the Fund’s annual shareholder report dated December 31, 2017.

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You should read this Supplement in conjunction with the Prospectus and Statement of Additional Information dated May 1, 2018. These documents provide information that you should know about the Funds before investing and have been filed with the Securities and Exchange Commission. These documents are available upon request and without charge by calling the Fund toll-free at 1-800-672-9152.

Please retain this Supplement for future reference.